Exhibit 99.1

CareDx Reports Preliminary Second Quarter 2016 Financial Results

BRISBANE, CA, August 10, 2016: CareDx, Inc. (Nasdaq: CDNA), a molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant patients, today reported preliminary financial results for the second quarter ended June 30, 2016.

Recent highlights:

•	Achieved total revenue for the second quarter of 2016 of $10.7 million

•	AlloMap® revenues were $7.2 million in the quarter

•	AlloMap patient results volumes in the U.S. were up by 12% year-over-year

•	Olerup® revenues contributed $3.4 million in the second quarter

•	Advanced AlloSure® development with first analysis of DART study data

•	Completed PIPE financing with gross proceeds of $22.2 million

•	Acquired Allenex AB, with its Olerup product line, on April 14, 2016

“This quarter points to the successful execution of our strategy in building CareDx as a transplant-focused genomic information company. We are reporting for the first time consolidated financials for the Olerup pre-transplant and CareDx post-transplant operations,” said Peter Maag, CareDx President and Chief Executive Officer. “Along with the successful acquisition of Allenex, we achieved record core AlloMap test volumes. Most importantly, we believe we demonstrated the diagnostic blockbuster potential of AlloSure as a biomarker for rejection for kidney transplant patients with the first analysis of the DART data.”

Preliminary Second Quarter Financial Results

These financial results for the three and six months ended June 30, 2016 are preliminary and may be updated with the filing of the upcoming Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. For more information regarding our preliminary results, please see “Purchase Accounting” below.

Preliminary revenue for the three months ended June 30, 2016 increased to $10.7 million, from $7.1 million in the same period in 2015, reflecting the contribution of Olerup sales following the acquisition. The revenue trend also reflects progress in cash collections, with cash collections increasing sequentially quarter-over-quarter, benefiting revenue recognized on a cash basis.

For the second quarter of 2016, the preliminary net loss was $10.3 million compared to net loss of $3.2 million in the second quarter of 2015. Basic and diluted preliminary net loss per share were $0.76 in the second quarter of 2016, compared to basic and diluted net loss per share of $0.27 in the second quarter of 2015. The increase in the year-over-year net loss reflects acquisition costs, acquisition related amortization of intangible assets, purchase accounting adjustments, a charge for a change in the estimated fair value of warrants, and our investment in the development of AlloSure.

For the second quarter of 2016, the preliminary non-GAAP net loss was $3.9 million compared to net loss of $2.6 million in the second quarter of 2015. The preliminary non-GAAP basic and diluted net loss per share were $0.29 in the second quarter of 2016, compared to non-GAAP basic and diluted earnings per share of $0.22 in the second quarter of 2015. The increase in the year-over-year non-GAAP net loss primarily reflects our investment in the development of AlloSure. For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

Cash and cash equivalents were $17.1 million as of June 30, 2016.

2016 Guidance

For the full year 2016, we reiterate our revenue guidance. We expect fiscal 2016 revenue to grow by low- to mid-single digits on a pro forma basis over fiscal 2015 revenue, assuming that the Allenex acquisition closed on January 1, 2016. Actual reported results will only include Allenex results subsequent to the close of the acquisition on April 14, 2016, and we expect reported revenue for the full year 2016 to be in the range of $40 million to $42 million.

Purchase Accounting

The Company has accounted for the acquisition of Allenex as a business combination. Under business combination accounting, the total purchase price was allocated to Allenex’s net tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values as of April 14, 2016, the closing date, which are reflected in our Condensed Consolidated Balance Sheet on a preliminary basis as of June 30, 2016 as set forth herein. The excess of the purchase price over the preliminary net tangible and identifiable intangible assets acquired and liabilities assumed was recorded as goodwill. The preliminary allocation of the purchase price was based upon a third-party valuation and our estimates and assumptions, which are subject to change. The primary areas of the purchase price allocation that are not yet finalized relate to valuation of acquired inventory, income and non-income based taxes and residual goodwill. The amounts recorded for certain assets and liabilities are preliminary in nature and are subject to adjustment as we complete our close process and our independent registered public accounting firm completes its review of our financial statements as of and for the period ended June 30, 2016, to be included in our upcoming Form 10-Q for the quarter ended June 30, 2016. Any potential adjustments made could be material in relation to the amounts presented in our financial statements.

Conference Call

Management will host a conference call today beginning at 1:30pm PT/4:30pm ET. Individuals interested in listening to the conference call may do so by dialing (855) 420-0616 for domestic callers or +1 (678) 304-6848 for international callers. Please reference Conference ID: 56306305. To listen to a live webcast, please visit the investor relations section of CareDx’s website at: www.CareDx.com.

A replay of the call will be available beginning August 10, 2016 at 4:30 pm PT/7:30 pm ET through 4:30 pm PT/7:30 pm ET on August 11, 2016. To access the replay, dial (855) 859-2056 or +1 (404) 537-3406 and reference Conference ID: 56306305. The webcast will also be available on CareDx’s website for one year following the completion of the call.

About CareDx

CareDx, Inc., headquartered in Brisbane, California, is a global molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant patients. CareDx offers AlloMap®, a gene expression test that aids clinicians in identifying heart transplant patients with stable graft function who have a low probability of moderate to severe acute cellular rejection (ACR). CareDx is developing additional products for transplant monitoring using a variety of technologies, including AlloSure®, a proprietary next-generation sequencing–based test to detect donor-derived cell-free DNA (dd-cfDNA) after transplantation.

CareDx, with its presence through Olerup, also develops, manufactures, markets and sells high quality products that increase the chance of successful transplants by facilitating a better match between a donor and a recipient of stem cells and organs. Olerup SSP® is a set of HLA typing products used prior to hematopoietic stem cell/bone marrow transplantation and organ transplantation. XM-ONE® is the first standardized test that quickly identifies a patient’s antigens against HLA Class I, Class II or antibodies against a donor’s endothelium. For more information, please visit: www.CareDx.com.

Forward Looking Statements

In addition to historical information, this press release contains forward-looking statements with respect to our business, research, development and commercialization efforts and anticipated future financial results, including our guidance for full fiscal 2016 revenue and statements regarding the potential adjustment of the purchase accounting for the Company’s acquisition of Allenex on April 14, 2016. These forward-looking statements are based upon information that is currently available to us and our current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, including risks related to our ability to complete diagnostic studies, including obtaining sufficient clinical samples and participation of clinical investigators in such studies, the timeline for completion of research efforts, development and commercialization of additional diagnostic solutions including cell-free DNA, which is a lengthy and complex process that may not be successful, our dependence on Medicare for a substantial portion of our revenue, and our dependence on health insurers and other third-party payers to provide coverage for our current test and future tests, if any, completion of management’s and our independent registered public accounting firm’s review of our financial statements as of and for the period ended June 30, 2016, obtaining additional information about the fair values of certain assets and liabilities of Allenex that existed as of the April 14, 2016 acquisition date and finalization of the combined company’s legal entity structure. These factors, together with those that are described in our filings with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, and the Annual Report on Form 10-K for the year ended December 31, 2015 as filed by us with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements.

Use of Non-GAAP Financial Measures

CareDx has presented certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis in this release, including non-GAAP net loss and non-GAAP basic and diluted net loss per share. We define non-GAAP net loss and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of warrants and contingent consideration; acquisition related amortization of intangible assets, purchase accounting adjustments and related tax effects, costs involved with completing an acquisition, and certain financing charges. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

Media Contacts – CareDx	Media Contacts - Investor
Molly Martell, Senior Director, Marketing T: +1 415-728-6307 E: mmartell@caredx.com	Jamar Ismail, Vice President Westwicke Partners, LLC T: +1 415-513-1282 E: jamar.ismail@westwicke.com

CareDx, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(Preliminary)		(Preliminary)
Revenue:
Testing revenue	$7,249	$7,044	$13,704	$14,139
Product revenue	3,448	—	3,448	—
Collaboration, license and other revenue	11	85	118	205

Total revenue	10,708	7,129	17,270	14,344
Operating expenses:
Cost of testing	2,852	2,508	5,624	5,218
Cost of sales	2,997	—	2,997	—
Research and development	3,135	2,510	6,293	3,931
Sales and marketing	3,324	2,526	5,061	4,549
General and administrative	5,346	2,329	11,023	5,034
Change in estimated fair value of contingent consideration	(97)	142	(310)	(111)

Total operating expenses	17,557	10,015	30,688	18,621

Loss from operations	(6,849)	(2,886)	(13,418)	(4,277)
Interest expense	(485)	(256)	(742)	(1,083)
Other (expense) income, net	(3,394)	(43)	(6,273)	(97)

Loss before income taxes	(10,728)	(3,185)	(20,433)	(5,457)
Income tax benefit	370	—	323	—

Net loss	(10,358)	(3,185)	(20,110)	(5,457)
Net loss attributable to noncontrolling interest	23	—	23	—

Net loss attributable to CareDx, Inc.	$(10,335)	$(3,185)	$(20,087)	$(5,457)

Net loss per share attributable to CareDx, Inc.:
Basic and diluted	$(0.76)	$(0.27)	$(1.57)	$(0.46)

Weighted average shares used to compute net loss per share attributable to CareDx, Inc.:
Basic and diluted	13,568,120	11,835,405	12,768,913	11,824,993

CareDx, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands, except share amount and par value)

	June 30, 2016	December 31, 2015(1)
	(Preliminary)
Assets
Current assets:
Cash and cash equivalents	$17,144	$29,888
Accounts receivable	4,887	2,367
Inventory	8,851	766
Prepaid and other assets	1,779	1,341

Total current assets	32,661	34,362
Property and equipment, net	3,078	2,425
Intangible assets, net	36,344	6,650
Goodwill	27,918	12,005
Restricted cash	143	147
Other noncurrent assets	20	49

Total assets	$100,164	$55,638

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,339	$1,644
Accrued payroll liabilities	2,944	2,366
Accrued and other liabilities	6,830	2,892
Accrued royalties	261	242
Deferred revenue	65	142
Deferred purchase consideration	5,766	—
Current portion of long-term debt	18,824	2,866

Total current liabilities	38,029	10,152
Deferred rent, net of current portion	1,269	1,426
Deferred revenue, net of current portion	749	703
Deferred tax liability	7,779	—
Long-term debt, net of current portion	10,072	12,887
Contingent consideration	638	948
Common stock warrant liability	8,122	—
Other liabilities	862	28
Total liabilities	67,520	26,144
Stockholders’ equity:
Common stock	19	12
Additional paid-in capital	226,593	202,564
Accumulated other comprehensive loss	(1,408)	—
Accumulated deficit	(193,171)	(173,082)
Total CareDx Inc. stockholders’ equity	32,033	29,494
Noncontrolling interest	611	—
Total equity	32,644	29,494

Total liabilities and stockholders’ equity	$100,164	$55,638

(1)	The condensed balance sheet at December 31, 2015 has been derived from audited financial statements.

CareDx, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(Preliminary)		(Preliminary)
Cost of testing reconciliation:
GAAP cost of testing	$2,852	$2,508	$5,624	$5,218
Stock-based compensation expense	(38)	(54)	(66)	(69)

Non-GAAP cost of testing	$2,814	$2,454	$5,558	$5,149

Cost of sales reconciliation:
GAAP cost of sales	$2,997	$—	$2,997	$—
Acquisition related-amortization of purchased intangibles	(303)	—	(303)	—
Acquisition related-amortization of inventory valuation adjustment	(1,225)	—	(1,225)	—

Non-GAAP cost of sales	$1,469	$—	$1,469	$—

Research and development expenses reconciliation:
GAAP research and development expenses	$3,135	$2,510	$6,293	$3,931
Stock-based compensation expense	(100)	(89)	(213)	(136)

Non-GAAP research and development expenses	$3,035	$2,421	$6,080	$3,795

Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$3,324	$2,526	$5,061	$4,549
Acquisition related-amortization of purchased intangibles	(213)	—	(213)	—
Stock-based compensation expense	(43)	(36)	(71)	(56)

Non-GAAP sales and marketing expenses	$3,068	$2,490	$4,777	$4,493

General and administrative expenses reconciliation:
GAAP general and administrative expenses	$5,346	$2,329	$11,023	$5,034
Acquisition related fees and expenses	(1,581)	—	(3,840)	—
Stock-based compensation expense	(186)	(232)	(463)	(431)

Non-GAAP general and administrative expenses	$3,579	$2,097	$6,720	$4,603

Contingent consideration remeasurement reconciliation:
GAAP contingent consideration remeasurement	$(97)	$142	$(310)	$(111)
Contingent consideration remeasurement	97	(142)	310	111

Non-GAAP contingent consideration remeasurement	$—	$—	$—	$—

Other (expense) income, net reconciliation:
GAAP other (expense) income, net	$(3,394)	$(43)	$(6,273)	$(97)
Warrant liability remeasurement	3,165	—	3,165	—
Debt financing related fees and expenses	60	—	2,939	—

Non-GAAP other (expense) income, net	$(169)	$(43)	$(169)	$(97)

Income tax benefit reconciliation:
GAAP income tax benefit	$370	$—	$323	$—
Tax effect related to amortization of purchased intangibles	(427)	—	(427)	—

Non-GAAP income tax benefit, net	$(57)	$—	$(104)	$—

Net loss reconciliation:
GAAP net loss attributable to CareDx	$(10,335)	$(3,185)	$(20,087)	$(5,457)
Acquisition related-amortization of purchased intangibles	516	—	516	—
Acquisition related-amortization of inventory valuation adjustment	1,225	—	1,225	—
Tax effect related to amortization of purchased intangibles	(427)	—	(427)	—
Acquisition related fees and expenses	1,581	—	3,840	—
Debt financing related fees and expenses	60	—	2,939	—
Stock-based compensation expenses	367	411	813	692
Contingent consideration remeasurement	(97)	142	(310)	(111)
Warrant liability remeasurement	3,165	—	3,165	—

Non-GAAP net loss	$(3,945)	$(2,632)	$(8,326)	$(4,876)

Basic and diluted net loss per share reconciliation:
GAAP basic and diluted net loss per share attributable to CareDx	$(0.76)	$(0.27)	$(1.57)	$(0.46)
Acquisition related-amortization of purchased intangibles	0.04	—	0.04	—
Acquisition related-amortization of inventory valuation adjustment	0.09	—	0.10	—
Tax effect related to amortization purchased intangibles	(0.03)	—	(0.03)	—
Acquisition related fees and expenses	0.12	—	0.30	—
Debt financing related fees and expenses	—	—	0.23	—
Stock-based compensation expenses	0.03	0.04	0.06	0.06
Contingent consideration remeasurement	(0.01)	0.01	(0.02)	(0.01)
Warrant liability remeasurement	0.23	—	0.25	—

Non-GAAP basic and diluted net loss per share attributable to CareDx	$(0.29)	$(0.22)	$(0.64)	$(0.41)

Non-GAAP adjustment summary:
Cost of testing adjustments	$38	$54	$66	$69
Cost of sales adjustments	1,528	—	1,528	—
Research and development expenses adjustments	100	89	213	136
Sales and marketing expenses adjustments	256	36	284	56
General and administrative expenses adjustments	1,767	232	4,303	431
Contingent consideration remeasurement	(97)	142	(310)	(111)
Other expense adjustments	3,225	—	6,104	—
Tax effect related to amortization of purchased intangibles	(427)	—	(427)	—

Total Non-GAAP adjustment summary:	$6,390	$553	$11,761	$581